United states

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Lake Avenue Ext., Danbury, Connecticut	06811-5286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock $0.01 par value	ETH	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On November 13, 2019, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 26,586,945 shares of the Company’s common stock, $0.01 par value, eligible to vote at the Annual Meeting, 24,184,753 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the seven director nominees shown below was elected to serve a one-year term until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

				Broker
Director Nominee	For	Against	Abstained	Non-Votes
M. Farooq Kathwari	22,481,773	844,488	6,716	851,776
James B. Carlson	22,800,377	522,359	10,241	851,776
John J. Dooner, Jr.	22,893,547	429,189	10,241	851,776
Domenick J. Esposito	22,848,263	469,247	15,467	851,776
Mary Garrett	23,242,166	79,423	11,388	851,776
James W. Schmotter	23,237,843	78,520	16,614	851,776
Tara I. Stacom	23,241,155	81,581	10,241	851,776

Proposal 2: Approve, through a non-binding advisory vote, the fiscal 2019 compensation awarded to the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, was approved as follows:

			Broker
For	Against	Abstained	Non-Votes
22,450,427	837,473	45,077	851,776

Proposal 3: Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 was ratified by the following vote:

For	Against	Abstained
23,669,802	504,228	10,723

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date: November 15, 2019	By:	/s/ Eric D. Koster
Eric D. Koster Vice President, General Counsel & Secretary